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EXHIBIT 10.11


                              FORBEARANCE AGREEMENT

         This Forbearance Agreement this ("Agreement") is made and executed by and among SSP SOLUTIONS INC. ("Borrower") and the persons and entities executing this Agreement as "Lender" parties on the signature page hereto (the "Lenders").

                                    RECITALS

         WHEREAS, Borrower has issued those Promissory Notes described on
SCHEDULE 1 hereto payable to the order of the various Lenders (the "Existing Notes");

         WHEREAS, in contemplation of the initial closing of the sale by Borrower of shares of its Series A Preferred Stock to the various Lenders and certain other persons (the "Series A Closing"), certain of the parties hereto have entered into that certain Bridge Loan Agreement dated as of the date hereof (the "Bridge Loan Agreement"), pursuant to which Borrower has incurred indebtedness to the Lenders and certain other persons, which indebtedness is evidenced by the Bridge Notes described on SCHEDULE 2 hereto (the "Bridge Notes"); and

         WHEREAS, pursuant to the Bridge Loan Agreement, the Lenders have agreed to forbear as to the Existing Notes and each purchase agreement, warrant or other agreement or instrument executed or issued in connection with the Existing Notes (collectively with the Existing Notes, but not including the Bridge Notes, the "Note Documents"), subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. RECITALS. The Recitals stated above are incorporated herein and made a part of this Agreement.

         2. ACKNOWLEDGMENT OF EXISTING NOTES. Borrower hereby acknowledges that the Existing Notes are valid and enforceable and that it does not have any defenses, counterclaims or set-offs to the Existing Notes, or any of the Note Documents, and that to the extent that it may have any defenses, counterclaims or set-offs, they are hereby waived.

         3. ACKNOWLEDGMENT OF DEFAULT. Borrower hereby acknowledges that it is in default under the Note Documents for non-payment of amounts due and owing to the Lenders pursuant to the Existing Notes.

         4. ACKNOWLEDGMENT OF DEBT. Borrower hereby acknowledges that the amount due to the Lenders on the Existing Notes as of the date hereof is an aggregate $9,036,690.50 ("Balance Owed"), comprised of: principal equal to $8,666,111.00, interest accrued through August 31, 2003 equal to $370,579.50 (the "Interest Amount") and penalties, attorneys' fees and costs equal to $760,000.00 (the "Penalty Amount"). Borrower and the Lenders hereby acknowledge and agree that $750,000 principal amount of the Existing Notes shown in Schedule 1C is being used to pay the exercise price of certain Warrants held by the Lenders as described in Section 2.6 of the Bridge Loan Agreement such that, after the exercise and issuance of the Warrant Shares, and the exchange of $500,000 shown in Schedule 1B for a Bridge Note, the remaining principal balance of the Existing Notes will be $7,416,111.

         5. TERM OF FORBEARANCE BY LENDERS; LIMITED WAIVER. The Lenders shall forbear in enforcing their rights under the Note Documents, including as to all amounts of principal, interest (except as to the Bridge Notes), penalties and costs, until the earlier of: (i) Forbearance Termination Date (as hereinafter defined); (ii) an Event of Default (as defined in Section 8); or (iii) the Series A Closing. The Lenders' agreement to forbear does not extend to any person not a party to this Agreement, nor to any party who fails to execute this Agreement. Interest shall accrue on the Balance Owed after November 30, 2003 (the "Forbearance Termination Date") at an annual rate of 18% or the highest rate permitted under applicable law, whichever is lower.



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         6. BORROWER'S OBLIGATIONS TO THE LENDER; TREATMENT OF INTEREST AND
PENALTY AMOUNTS. In exchange for, among other things, the Lenders' agreement to forbear as provided in Section 5 hereof, Borrower, not later than three (3) business days after the execution of this Agreement, shall issue or cause to be issued to the Lenders an aggregate 200,000 shares of Borrower's common stock (the "Common Shares"), among them in the amounts set forth opposite each Lender's name on SCHEDULE 3 attached hereto. Upon issuance and delivery to the Lenders of the Common Shares, the Interest Amount and the Penalty Amount shall be deemed paid in full (it being understood and agreed that the Existing Notes will be tendered for the purchase of Series A Preferred Stock in accordance with the face value of such notes). The Borrower hereby represents and warrants to each Lender that the Common Shares, when issued against its obligation under this Agreement, shall be duly and validly issued, and all requisite corporate action required to execute deliver and perform this Agreement, including, without limitation, the issuance of the Common Shares, has been taken. The Borrower shall register with the Securities and Exchange Commission the Common Shares together with all shares of Borrower common stock to be registered after the Series A Closing as contemplated by the Confidential Term Sheet, dated August 20, 2003 relating to the offering by Borrower of its shares of Series A Preferred Stock (the "Term Sheet").

         7. RELEASE OF LENDER. In consideration of the Lenders' execution of this Agreement as provided below, Borrower does, on its behalf and on behalf of any successors and assigns, hereby fully and forever release, remise and forever discharge the Lenders and their respective past and present officers, directors, employees, agents, attorneys, predecessors-in-interest, parents, subsidiaries, affiliates and assigns of and from any and all actions, claims, and causes of action, suits, debts, liabilities, dues, accounts, demands, obligations, costs, expenses, losses, damage and indemnities of every kind or nature whatsoever, whether known or unknown, suspected or unsuspected, contingent or fixed, which Borrower had, ever may have, own or hold, or at any time heretofore had, may have had, owned or held, whether based on contract, tort, statute, or other legal or equitable theory of recovery, including, but not limited to the Note Documents.

         8. EVENT OF DEFAULT. An Event of Default ("Event of Default") under this Agreement shall exist if any of the following shall occur:

                  (a) If the Series A Closing fails to occur on or before the 90th day after the date of this Agreement, or Borrower otherwise shall have failed to pay any amount owed pursuant to this Agreement when due (subject to the forbearance terms contained herein);

                  (b) Default shall be made in the performance or observation by the Borrower of any term or provision of this Agreement or any other agreement entered into by the parties;

                  (c) Institution of any proceeding by or against Borrower under any bankruptcy or insolvency statute; or

                  (d) Assignment by the Borrower for the benefit of creditors or appointment of a receiver for the Borrower which shall not be dismissed within sixty (60) days of its filing;

         9. REMEDIES. From and after the occurrence of an Event of Default, each Lender shall have the immediate right to:

                  (a) Conduct a private or public sale, as such Lender may elect, of all of the collateral securing the obligations under the Note Documents pursuant to the Uniform Commercial Code ("Sale"). Borrower waives any and all rights and defenses to the Sale against the Lenders and the purchaser under such Sale (the "Purchaser"), including without limitation, objections as to price, notice, method of sale or the right of Lender to credit bid to the extent of the Balance Owed.

                  (b) Execute all of the Lenders' other rights and remedies, without limitation, under the Note Documents, which rights are cumulative under this Agreement.

         10. EXECUTION OF DOCUMENTS. The Borrower and the Lenders agree to execute all documents necessary to effectuate the terms and conditions of this Agreement.

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         11. COURSE OF DEALING. No course of dealing on the part of any Lender or any delay or failure on the part of any Lender to exercise any right shall operate as a waiver of such rights or otherwise prejudice the Lenders' rights, powers or remedies.

         12. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing personally delivered or sent by overnight courier or by facsimile machine, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent by facsimile machine or one (1) days after such notice is sent by overnight courier to the intended recipient thereof in accordance with the provisions of this Section 12. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 12 of this Agreement, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated for such party below:

         If to the Borrower:     SSP Solutions, Inc.
                                 17861 Cartwright Road
                                 Irvine, California 92614
                                 Attention:  President
                                 Telecopy: (949) 851-8679

         With copies to:         Rutan & Tucker, LLP
                                 611 Anton Boulevard, Suite 1400
                                 Costa Mesa, California 92626
                                 Attention: Gregg Amber, Esq.
                                 Telecopy: (714) 546-9035

         If to a Lender:         To the address set forth underneath such
                                 Lender's name on EXHIBIT A to the Bridge Loan
                                 Agreement, with copies to the persons
                                 identified on such EXHIBIT A

         13. ATTORNEY FEES. Subject to the limits set forth in the Term Sheet, Borrower agrees to pay all fees and out-of-pocket expenses of the Lenders (including, but not limited to, outside counsel to Lender and paralegals) in connection with the Existing Notes, and in preparation of this Agreement and all documents relating to this Agreement. In the event of a Default, Lenders shall have available to them all rights and remedies allowable by law and as provided in the Note Documents.

         14. MODIFICATION. This Agreement represents and contains the entire agreement and understanding between the Lenders, and Borrower and all previous statements or understandings, whether express or implied, oral or written shall be superseded by this Agreement. Any modifications to this Agreement must be in writing and signed by all of the parties.

         15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterpart, once they are executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one in the same agreement.

         16. BENEFIT. This Agreement shall inure to the benefit of and be binding upon the predecessors, successors, assigns, heirs, executors and administrators of the parties hereto.

         17. FAX SIGNATURE. This Agreement may be signed by facsimile signatures with such signatures having the force and effect of the original.

         18. CHOICE OF LAWS. This Agreement shall be construed in accordance with the laws of the State of Illinois. Any suit or other action instituted by any party for the enforcement or breach of this Agreement shall be filed in Cook County, Illinois or the Northern District of Illinois.

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         19. MUTUAL CONSENT. The parties each acknowledge that this Agreement has been negotiated at arm's length, that each has had the opportunity to consult with legal counsel if so desired and that the parties have entered into this Agreement of their own free will.

         20. REVIEW BY LEGAL COUNSEL. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THIS AGREEMENT TO THE EXTENT IT DEEMS NECESSARY OR DESIRABLE, OR THAT IT WAS GIVEN THE OPPORTUNITY TO DO SO AND THAT IT FREELY AND VOLUNTARILY CHOSE NOT TO; THAT TO THE EXTENT IT HAS RETAINED LEGAL COUNSEL, IT HAS RELIED UPON THE ADVICE OF ITS INDEPENDENT LEGAL COUNSEL IN AGREEING TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN EXECUTING THIS AGREEMENT; THAT IT HAS FREELY AND VOLUNTARILY ENTERED INTO AND EXECUTED THIS AGREEMENT; AND THAT THE SIGNATORIES HERETO HAVE BEEN FULLY AUTHORIZED TO EXECUTE THIS AGREEMENT AND TO TAKE ALL NECESSARY ACTIONS REQUIRED HEREUNDER.

         IN WITNESS WHEREOF, the parties hereto voluntarily and intending to be bound thereby, do execute these presents this 1st day of September, 2003.

         BORROWER:                           SSP SOLUTIONS, INC.
                                             a Delaware corporation

                                             By: /s/ THOMAS E. SCHIFF
                                                 -------------------------------
                                                 Name:  Thomas E. Schiff
                                                 Title: CFO

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         LENDERS:                            CRESTVIEW CAPITAL FUND, L.P.,
                                             an Illinois limited partnership

                                             By: /s/ RICHARD LEVY
                                                 -------------------------------
                                             Title: Managing Partner

                                             CRESTVIEW CAPITAL FUND II, L.P.,
                                             an Illinois limited partnership

                                             By: /s/ RICHARD LEVY
                                                 -------------------------------
                                             Title: Managing Partner

                                             CRESTVIEW OFFSHORE FUND, INC.,
                                             an Illinois corporation

                                             By: /s/ RICHARD LEVY
                                                 -------------------------------
                                             Title: Managing Partner

                                             NEFILIM ASSOCIATES, LLC,
                                             a Massachusetts limited liability
                                               company

                                             By: /s/ ALEXANDER T. TENNANT
                                                 -------------------------------
                                             Title: Managing Partner

                                             /s/ ROBERT GERAS
                                             -----------------------------------
                                             ROBERT GERAS

                                             /s/ RICHARD P. KIPHART
                                             -----------------------------------
                                             RICHARD P. KIPHART

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